Exhibit 10.1

FIRST AMENDMENT

TO

STOCKHOLDERS AGREEMENT

This First Amendment to Stockholders Agreement (this “Amendment”), dated as of September 17, 2015, between Zayo Group Holdings, Inc., a Delaware corporation (the “Company”) and each Participant listed on the signature pages hereto, amends that certain Stockholders Agreement between the Company and each Participant named therein, dated as of October 22, 2014 (the “Stockholders Agreement”).  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stockholders Agreement.

WHEREAS, pursuant to Section 4.5 of the Stockholders Agreement, the parties signatory hereto desire to amend the terms of the Stockholders Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows with respect to the Company and each Participant, severally, as to such Participant, and not jointly:

1. Release of Equity Securities under the Alternative Transfer Protocol.  Each of the undersigned Participants hereby acknowledges and agrees that, simultaneous with the execution of this Amendment, certain Participants have initiated the Alternative Transfer Protocol under Section 3.5 of the Stockholders Agreement and, accordingly, the Aggregate ATP Equity Security Amount shall be, and hereby is, released from the restrictions on transfer pursuant to the Stockholders Agreement, subject only to (i) the restrictions on sale set forth in Sections 3.1(g) and (h) and (ii) in the event the transfer of such shares is sought pursuant to a Coordinated Block Trade, the Coordinated Block Trade rights set forth in Section 3.6 of the Stockholders Agreement, as amended hereby.  The Company agrees to provide all Participants the Share Allocation Notice pursuant to Section 3.5(b) of the Stockholders Agreement within five (5) calendar days after the date hereof.  Following the release of the Aggregate ATP Equity Security Amount, the Alternative Transfer Protocol shall no longer be available to Participants.  For the avoidance of doubt and notwithstanding anything to the contrary in Section 3.5 of the Stockholders Agreement, the Equity Securities released pursuant to the Alternative Transfer Protocol shall be subject only to the restrictions on sale set forth in Sections 3.1(g) and (h) and, in the event such shares are sought to be transferred pursuant to a Coordinated Block Trade, the Coordinated Block Trade rights set forth in Section 3.6 of the Stockholders Agreement, as amended hereby.

2. Definitions.

a. Article I of the Stockholders Agreement (Definitions) is amended to add the following additional defined terms in their proper alphabetical sequence:

“Additional Participant” has the meaning set forth in Section 3.6(a).

“Advisor” has the meaning set forth in Section 3.6(b)(iii).

“Block Trade Notice” has the meaning set forth in Section 3.6(a).

“Block Trade Request” has the meaning set forth in Section 3.6(a).

“Commission” means the U.S. Securities and Exchange Commission or any successor governmental agency that administers the Securities Act and the Exchange Act.

“Company Representative” means Ken desGarennes or any successor Chief Financial Officer of the Company.

“Coordinated Block Trade” means a block trade executed pursuant to Section 3.6 of the Agreement.

“Counterparty” means the underwriters, broker-dealer or other agent that purchases or facilitates the disposition of Equity Securities pursuant to a Coordinated Block Trade.

“Cutback” has the meaning set forth in Section 3.6(d).

“Electing Participants” has the meaning set forth in Section 3.6(a).

“Eligible Securities” means the total number of Equity Securities (as defined in the Stockholders Agreement) held by a Participant as of the date of the Amendment, excluding the number of Equity Securities released to such Participant pursuant to the Alternative Transfer Protocol.

“Eligible Transfer” has the meaning set forth in Section 3.1(e).

“Excess Sale Notice” has the meaning set forth in Section 3.1(h).

“Execution Committee” means a representative selected by Columbia Capital and a representative selected by M/C Venture Partners.  The initial members of the Execution Committee shall be Gillis Cashman and John Siegel.  An act of the Execution Committee shall require the consent of both Execution Committee members.

“Losses” has the meaning set forth in Section 3.6(l).

“Maximum Number” has the meaning set forth in Section 3.6(d).

“Participant Group” means each group of Affiliated Participants, taken as a whole.

“Release Date” has the meaning set forth in Section 3.1(e).

“Requesting Participants” has the meaning set forth in Section 3.6(a).

“Trade Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement in connection with each Requested Block Trade, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company’s legal counsel and independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one counsel for all Participants participating in each such block trade (which counsel shall be selected by the Participants holding a majority of the Equity Securities requested to be included in such block trade),  and any fees and disbursements of a Counterparty customarily paid by issuers of securities; provided, that Trade Expenses shall not include transfer taxes, discounts and commissions of a Counterparty, or the fees and expenses of the Advisor.

b. The definition of “Affiliate” in Article I of the Stockholders Agreement (Definitions) is hereby amended, restated, and replaced in its entirety as set forth below:

“Affiliate” or “Affiliated” with respect to (a) a Participant, means (i) any Person that, directly or indirectly, through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Participant, (ii) any Person who is a general partner, manager, director or officer (A) of such Participant or (B) of any Person described in clause (i) above, or (iii) any affiliated funds advised or managed by the same investment manager (or any of its Affiliates) as such Participant; (b) the Company, means (1) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Company or (2) any Person who is a general partner, manager, director or officer (A) of the Company or (B) of any Person described in clause (1) above and (C) any natural person, any member of the Immediate Family of such person; and (c) any other Person, means (x) any Person that, directly or indirectly, through one or more intermediaries, is in control of, is controlled by, or is under common control with, such other Person, (y) any Person who is a general partner, manager, director or officer (A) of such other Person or (B) of any Person described in clause (x) above, or (z) any affiliated funds advised or managed by the same investment manager (or any of its Affiliates) as such other Person.  For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) of a Person shall mean the power, directly or indirectly, (y) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (z) otherwise to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

3. Transfers of Equity Securities.  Section 3.1 of the Stockholders Agreement (Transfers of Equity Securities) is hereby amended, restated, and replaced in its entirety as set forth below:

3.1 Transfers of Equity Securities.

(a) Prior to October 23, 2016 (the “Transfer Restriction Period”), each Participant agrees that such Participant shall not Transfer any of its Equity Securities, except:

(A) a Transfer that would be permitted by that certain lock-up agreement previously entered into by such Participant and underwriters of the IPO (each, a “Lock-up Agreement,” and collectively, the “Lock-up Agreements”), without any waiver or other similar action by the underwriters of the IPO, during the period governed by such Lock-up Agreement (as if the Lock-up Agreement applied during the entire Transfer Restriction Period), as stated therein (the “Lock-up Period”); provided, however, that for purposes of this Section 3.1, the Lock-up Agreements shall be read without regard to clause (ii) of the second proviso in the second sentence of the second paragraph thereof, which clause restricts certain Transfers except where no filing under Section 16(a) of the Exchange Act shall be required or voluntarily made;

(B) in an underwritten Public Offering;

(C) for bona fide hedging purposes not intended to circumvent the restrictions contained in this Section 3 (a “Hedging Transaction”);

(D) pursuant to the Alternative Transfer Protocol set forth in Section 3.5, provided, however, that the Equity Securities released pursuant to the Alternative Transfer Protocol shall be subject to the restrictions on sale set forth in Sections 3.1(g) and (h) hereof;

(E) as an Eligible Transfer pursuant to subsection (e) of this Section 3.1; or

(F) in a Coordinated Block Trade effectuated pursuant to Section 3.6 hereof;

(b) Any Transferee (including any Permitted Transferee) that after the Effective Time acquires Equity Securities from a Participant, other than in connection with:

(i) a transfer pursuant to clause (A) of this Section 3.1(a), if the Transferee of such Equity Securities would receive the Equity Securities free from any requirement or obligation to execute a Lock-up Agreement with the underwriters of the IPO pursuant to the terms of the Lock-up Agreement (as if the Lock-up Agreement applied during the entire Transfer Restriction Period), without any waiver or other similar action by the underwriters of the IPO;

(ii) a Public Offering;

(iii) Hedging Transactions;

(iv) a transfer of Equity Securities released pursuant to the Alternative Transfer Protocol and otherwise transferred in compliance with this Amendment;

(v) an Eligible Transfer pursuant to subsection (e) of this Section 3.1; or

(vi) pursuant to a Coordinated Block Trade,

shall, as a condition precedent to the Transfer of such Equity Securities to such Transferee, (w) become a party to this Agreement by completing and executing a signature page hereto (including the address of such party), (x) represent in writing to the Company that such Transfer was made in accordance with Applicable Law, and execute all such other agreements or documents as may reasonably be requested by the Company (which may include such other representations and warranties made by the Transferee to the Company as shall be reasonably requested by the Company), (y) ensure with the transferring stockholders that any regulatory authorizations needed in connection with such Transfer are duly obtained, and (z) deliver such signature page and, if applicable, other agreements and documents to the Company at its address specified in Section 4.11.  Such Person shall, upon its satisfaction of such conditions and acquisition of Equity Securities, be a Participant for all purposes of this Agreement.

(c) Any Transfer or attempted Transfer of Equity Securities in violation of any provision of this Agreement shall be void, and the Company shall give no effect thereto.

(d) The Company shall be allowed to waive or shorten this Agreement in its discretion; provided, however, that, notwithstanding anything herein to the contrary, if the Transfer restrictions set forth herein are waived or shortened by the Company for any Participant or any other party bound hereby, the Transfer restrictions set forth in this Article III shall be deemed to be, and hereby are, also waived or shortened for all Participants in the same manner on a pro rata basis (calculated including the shares held by the Participant or other party bound hereby).

(e) During the Transfer Restriction Period and subject to Section 3.1(g) and (h) below, each Participant shall be permitted, subject to any then applicable lock-up agreements, Applicable Law or other contractual restrictions on the transfer of Equity Securities not imposed by this Agreement, to Transfer the aggregate number of its Equity Securities (each, an “Eligible Transfer”) calculated as of the dates (each, a “Release Date”) and based upon the percentage amounts set forth below:

(i) On and after November 15, 2015, each Participant may Transfer up to 10% of the Participant’s Eligible Securities;

(ii) On and after February 16, 2016, each Participant may Transfer up to 30% of the Participant’s Eligible Securities, which amount for the avoidance of doubt shall include the Eligible Securities released for Transfer pursuant to clause (i) above;

(iii) On and after May 16, 2016, each Participant may Transfer up to 50% of the Participant’s Eligible Securities, which amount for the avoidance of doubt shall include the Eligible Securities released for Transfer pursuant to clauses (i) and (ii) above;

(iv) On and after September 16, 2016, each Participant may Transfer up to 75% of the Participant’s Eligible Securities, which amount for the avoidance of doubt shall include the Eligible Securities released for Transfer pursuant to clauses (i), (ii) and (iii) above;  and

(v) On and after October 23, 2016, each Participant may Transfer all of its remaining Eligible Securities;

provided, that if the number of Equity Securities to be released to any Participant Group in the aggregate upon any Release Date, as calculated above, shall be less than 500,000, such Participant Group shall nevertheless be entitled to have 500,000 Equity Securities released for Transfer at each Release Date (or such smaller number of Equity Securities as a Participant Group may then hold).  For the avoidance of doubt, a schedule of Eligible Securities to be released at each Release Date is attached as Exhibit A, and the Company shall not be entitled to delay or prevent any such scheduled release.  Notwithstanding the foregoing, with respect to a Participant that has delivered an Excess Sale Notice pursuant to Section 3.1(h) prior to such Release Date; the number of Equity Securities to be released to such Participant as of such Release Date and each subsequent Release Date shall be reduced by the number of shares by which such Participant exceeded the maximum number of Equity Securities that it was entitled to sell pursuant to Section 3.1(h); provided, however, that all remaining Eligible Securities shall be released to such Participant on October 23, 2016 regardless of any Excess Sale Notice that has previously been delivered.

(f) Approximately five Business Days prior to each Release Date, the Company shall deliver to each Participant a notice setting forth (i) the number of Equity Securities, if any, to be made available for Transfer on such Release Date, and (ii) the anticipated date on which the legend required by Section 3.4 of the Agreement will be removed from such securities.  On each Release Date, the Company shall instruct its transfer agent to remove the legend required by Section 3.4 of the Agreement from the number of Equity Securities, if any, to be made available for Transfer by a Participant on such Release Date.

(g) During the Transfer Restriction Period, if any Equity Securities released pursuant to the Alternative Transfer Protocol or Section 3.1(e) are distributed or otherwise Transferred by a Participant to its members, limited partners or other equity holders, such Participant shall provide the Company with written notice within 24 hours after such distribution or transfer.

(h) Notwithstanding anything herein to the contrary, during the Transfer Restriction Period, the maximum number of Equity Securities that a Participant Group shall be entitled to sell, directly or indirectly in any single transaction or series of related transactions, shall be the greater of (i) 1,000,000 shares of Common Stock, and (ii) the average daily trading volume of the Common Stock for the 30 days immediately preceding such sale; provided, that the foregoing limitations shall not apply to (x) transactions made pursuant to Section 3.1(a)(B) and (F), or (y) distributions or other Transfers by a Participant to its members, limited partners or other equity holders or any subsequent sale or Transfer by such members, limited partners or other equity holders.  For the avoidance of doubt, sales made (i) pursuant to an existing 10b5-1 plan, (ii) to multiple buyers who are not Affiliates of one another, or (iii) under separate sale agreements at different prices, in each case, shall not be considered a “series of related transactions” for the purposes of this Section 3.1(h).  If any Participant makes any sale in violation of this Section 3.1(h), such Participant shall deliver a notice to the Company promptly (and any in event with five (5) Business Days) after discovering such violation (the “Excess Sale Notice”).

(i) For the avoidance of doubt, shares of Common Stock acquired by a Participant after the date of the Amendment, including but not limited to upon the vesting of derivative securities, shall not constitute Equity Securities for purposes of the Stockholders Agreement and shall not be subject to any restrictions contained in the Stockholders Agreement.

4. Coordinated Block Trades.  The Stockholders Agreement is hereby amended to add Section 3.6 as set forth below:

3.6 Coordinated Block Trades.

(a) Block Trade Request.  If at any time during the Transfer Restriction Period, the Company shall receive a written request from Participants who are holders of at least 25% of Eligible Securities (the “Requesting Participants”) that the Company facilitate a block trade (the “Block Trade Request”), then the Company shall (i) within five days, give written notice of the proposed block trade to all other Participants (a “Block Trade Notice”), and (ii) use all commercially reasonable efforts to effect the block trade and, if applicable, the registration under the Securities Act of the Equity Securities that the Company has been so requested to register by the Execution Committee on behalf of the Requesting Participants and any other Participants (each, an “Additional Participant” and together with the Requesting Participants, the “Electing Participants”) joining in such Block Trade Request (as is specified in a written request by each such Additional Participant received by the Company within five days after delivery of the Block Trade Notice and specifying the number of Equity Securities held by such Participant to be included in the block trade) in accordance herewith as soon as practicable after receipt of the Block Trade Request, provided, that if the Execution Committee determines to exclude an Electing Participant under Section 3.6(c) hereof, the Company shall have no obligation to effectuate the Coordinated Block Trade as to such excluded Electing Participant.

(b) Limitations on Coordinated Block Trades.

(i) Block Trade Request.  Each Block Trade Request shall include the following information:  (i) the identity of the Requesting Participants; and (ii) the desired number of Equity Securities to be sold by each Requesting Participant.  In addition, the Requesting Participants shall promptly provide any supplemental information reasonably requested by the Company with respect to the proposed block trade.

(ii) Delay Limitation.  If the Company shall furnish to the Requesting Participants a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company that at the time requested it would (A) be materially detrimental to the Company and its stockholders or (B) violate applicable law for such Block Trade Request to be effected at such time, then the Company shall have the right to defer such Block Trade Request for a period of not more than 60 days after receipt thereof, provided that such right to delay pursuant to clause (A) above shall be exercised by the Company not more one time during the Restricted Period.

(iii) Block Trade Advisor.  All Coordinated Block Trades shall be coordinated through Solebury Capital Group LLC or such other advisor as may be selected by Electing Participants holding more than 50% of the Equity Securities requested to be included in such block trade (the “Advisor”).  Any and all compensation, fees and other expenses of the Advisor shall be paid by the Electing Participants, pro rata, based on the number of shares to be sold by each Electing Participant in a Coordinated Block Trade.

(c) Execution Committee.  Whenever a Block Trade Request is made, the Execution Committee shall coordinate with the Advisor and the Company Representative to administer the Coordinated Block Trade requested thereunder, and shall have the sole and exclusive authority to:

(i) Determine whether a Coordinated Block Trade will be registered with the Securities and Exchange Commission;

(ii) Exclude certain of the Electing Participants from a Coordinated Block Trade if their participation would adversely affect the quantity of shares that could be offered, the price per share that could be demanded or the ability to consummate the Coordinated Block Trade in compliance with applicable law, based on (A) their status as an “affiliate” of the Company (as defined in Rule 144(a)(1) of the Securities Act), or (B) their possession of material nonpublic information, in which case such excluded Participant shall no longer be an Electing Participant with respect to such Coordinated Block Trade;

(iii) Set the price per share of Common Stock to be sold in a Coordinated Block Trade;

(iv) Establish the number of shares of Common Stock to be sold in a Coordinated Block Trade, subject to any required Cutback; and

(v) Make decisions, in consultation with the Advisor and any participating Counterparties, with respect to the timing of a Coordinated Block Trade.

(d) Priority.  If the Execution Committee, in consultation with the Advisor, shall give written advice to the Electing Participants and the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities  (the “Maximum Number”) could successfully be included as part of a Coordinated Block Trade without having an adverse effect on the success of such block trade (including, without limitation, an impact on the selling price or the number of Equity Securities that may be sold within a price range acceptable to the Execution Committee), then the Coordinated Block Trade shall be required to include only such number of securities as is equal to the Maximum Number (the “Cutback”); provided, however, that no Management Member (as defined in the Registration Rights Agreement) will be entitled to participate in any Coordinated Block Trade if the Execution Committee, in consultation with the Advisor, shall determine in good faith that the participation of such Management Member would adversely affect the marketability of the securities being sold. In the event that a Cutback results in the actual inclusion of less than all of the Equity Securities designated for inclusion in a Coordinated Block Trade by the Electing Participants, then the number of Equity Securities that will be included in such block trade shall be shared pro rata among the Electing Participants based on the relative number of Eligible Securities held by each such Electing Participant.

(e) Registered Offering.  In the event of a registered Coordinated Block Trade, the right of any an Electing Participant to be included in such transaction pursuant to this Section 3.6 shall be conditioned upon such Participant’s acceptance of the terms of the registered Coordinate Block Trade as agreed upon between the Company and the Counterparty; execution of an underwriting agreement or similar agreement in customary form with such Counterparty, as approved by the Company and the Execution Committee; and the inclusion of such Electing Participant’s Equity Securities in the registered Coordinated Block Trade to the extent provided in this Agreement.

(f) Trade Expenses.  The Company shall pay all Trade Expenses incurred in connection with all Coordinated Block Trades.  Notwithstanding the foregoing, the Company shall not be required to pay for any Trade Expenses of any Coordinated Block Trade initiated by the Requesting Participants that is subsequently withdrawn at the request of Electing Participants holding a majority of the Equity Securities requested to be included in such block trade (in which case all of the Electing Participants shall bear such expenses pro rata based upon the number of Equity Securities that were to be sold in the withdrawn Coordinated Block Trade); provided, however, that the Participants shall not be required to pay any of such Trade Expenses if (i) at the time of such withdrawal the Participants have learned of a material and adverse change in the condition, business or prospects of the Company from that known to the Participants at the time of their request and they have withdrawn the request with reasonable promptness following disclosure by the Company of such material and adverse change, (ii) the request has been withdrawn following a Cutback determination pursuant to Section 3.6(d) or (iii) the request has been withdrawn as a result of a failure of a registered Coordinated Block Trade to be effected (A) as provided in Section 3.6(g) or (B) as a result of the Company’s violation of this Agreement.

(g) Effective Registration Statement.  A registered Coordinated Block Trade shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has become effective with the Commission and kept effective in accordance with the provisions of Section 3.1(c) of the Registration Rights Agreement. Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (i) after it has become effective with the Commission, such registration is made subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Participant, or (ii) the conditions to closing specified in the purchase agreement, underwriting agreement or similar agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Participant.

(h) Jurisdictional Limitations.  All Coordinated Block Trades shall be subject to Section 2.6 (Jurisdictional Limitations) of the Registration Rights Agreement.

(i) Registered Offerings.  Registered Coordinated Block Trades shall be subject to Article III (Registration Procedures), Article IV (Underwritten Offerings) and Article V (Indemnification and Contribution) of the Registration Rights Agreement, and all Participants shall be bound by the provisions of Section 4.2(a) of the Registration Rights Agreement irrespective of whether they are participating in a Coordinated Block Trade; provided, that Section 4.2(a) shall not impose any restrictions that would require the termination, amendment or other modification of an existing 10b5-1 plan of any Participant.

(j) Incorporation of Provisions from Registration Rights Agreement.  For the purposes of this Section 3.6, all provisions of the Registration Rights Agreement incorporated by reference herein shall be deemed to be so incorporated with the following substitutions of defined terms:

(i) All references to an “Incidental Registration” or “Requested Registration” in the Registration Rights Agreement shall be deemed to instead be references to a “Block Trade Request,” as defined herein;

(ii) Unless otherwise set forth in this Section 3.6, all references to “Holders” in the Registration Rights Agreement shall be deemed to instead be references to the “Participants” as defined herein;

(iii) All references to “Registrable Securities” in the Registration Rights Agreement shall be deemed to instead be references to “Equity Securities,” as defined herein;

(iv) All references to “Investor Registrable Securities” and “Management Member Registrable Securities” in the Registration Rights Agreement shall be deemed to instead be references to “Equity Securities,” as defined herein;

(v) All references to “Section 2.1” in the Registration Rights Agreement shall be deemed to instead be references to “Section 3.6” of the Agreement;

(vi) All references to “the holders of a majority of Registrable Securities requested to be included in such registration,” or phrases of similar meaning in the Registration Rights Agreement shall be deemed to instead be references to the “Execution Committee,” as defined herein; and

(vii) All references to “participating Holders,” “Holders participating in such registration,” or phrases of similar meaning in the Registration Rights Agreement shall be deemed to instead be references to the “Electing Participants,” as defined herein.

(k) Other Block Trades.  For the avoidance of doubt, nothing herein is intended to, or shall be interpreted to, restrict the ability of one or more Participants to arrange or consummate block trades that do not qualify as Coordinated Block Trades with respect to Equity Securities that have been released pursuant to the Alternative Transfer Protocol or Section 3.1(e), subject to compliance with Applicable Law.   Any such block trades will be subject to the limitation set forth in Section 3.1(h), but such block trades will not be subject to any provisions of this Section 3.6.

(l) Exculpation; Indemnity.  No member of the Execution Committee shall be liable to the Company or any Participant for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Execution Committee member in a manner believed to be within the scope of authority conferred on the Execution Committee by this Amendment.  The Electing Participants agree to indemnify, defend and hold harmless each member of the Execution Committee from and against any and all losses, liabilities, damages, claims, penalties, fees, costs and expenses (including legal fees) (collectively, “Losses”) arising out of or in connection with the acts or omissions of the Execution Committee, in each case as such Loss is suffered or incurred; provided, that in the event that any such Loss is finally adjudicated to have been directly caused by the willful misconduct of any member of the Execution Committee, such member will reimburse the Electing Participants the amount of such indemnified Loss to the extent attributable to such willful misconduct.

5. Amendments. The first sentence of Section 4.5 of the Stockholders Agreement (Amendment; Waivers, etc.) is hereby amended, restated, and replaced in its entirety as set forth below:

The provisions of Articles I, III and IV of this Agreement may be amended, and the Company and any Participant may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if any such amendment, action or omission to act, has been approved by holders of a majority of the Equity Securities held by Participants; provided, however, that any such amendment, action or omission that would extend the restrictions hereof, impose new obligations or restrictions on any Participant, or reduce the number of Equity Securities that may be Transferred by any Participant shall require the approval of each such Participant that would be adversely affected thereby.

6. Miscellaneous.

a. Terms Generally.  The words “hereby,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which such word appears.  All references herein to the preamble, recitals, Articles and Sections shall be deemed references to the preamble, recitals, Articles and Sections of the Stockholders Agreement unless the context shall otherwise require.  The words “include,” “includes” and “including” shall mean “including without limitation.”  The definitions given for terms in the Stockholders Agreement and this Amendment shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  References herein to any agreement or letter shall be deemed references to such agreement or letter as it may be amended, restated or otherwise revised from time to time.

b. No Further Amendments.  Except as expressly amended hereby, the provisions of the Stockholders Agreement are, and will remain, unmodified and in full force and effect.  Unless the context requires otherwise, references in the Stockholders Agreement to “the date hereof,” “the date of this Agreement” or similar references will continue to refer to October 22, 2014.

c. Notices.  All notices, requests, demands, waivers and other communications required or permitted to be delivered under this Amendment shall be given in the manner set forth in Section 4.9 of the Stockholders Agreement.

d. Amendment Expenses.  The Company shall pay the reasonable attorney’s fees and expenses incurred in connection with the negotiation and consummation of this Amendment of Latham & Watkins, LLP, as counsel to the Participants party to this Amendment.  The fees and expenses of any other advisor, including alternate legal counsel, shall be borne by the Participant(s) incurring such costs and shall not be paid or reimbursed by the Company.

e. Severability.  Any term or provision of this Amendment that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Amendment or affecting the validity, illegality or enforceability of any of the terms or provisions of the Stockholders Agreement, as amended hereby, in any other jurisdiction.  If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

f. Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

g. Governing Law.  This Amendment will be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles or rules of conflicts of law to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction).

h. Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Amendment may be executed by facsimile signature(s).

i. Other Amendments.  Section 4.5 of the Stockholders Agreement, as amended by this Amendment, shall also apply to any amendments to this Amendment.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment by their authorized representatives as of the date first above written.

ZAYO GROUP HOLDINGS, INC.

By:	/s/ Dan Caruso
Name: Dan Caruso
Title: Chief Executive Officer

[Signature Page to First Amendment to Stockholders Agreement]

COLUMBIA CAPITAL EQUITY PARTNERS IV (QP), L.P.

By: Columbia Capital Equity Partners IV, L.P., its general partner

By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS IV (QPCO), L.P.

By: Columbia Capital Equity Partners IV, L.P., its general partner

By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EMPLOYEE INVESTORS IV, L.P.

By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

[Signature Page to First Amendment to Stockholders Agreement]

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By: Columbia Capital Equity Partners III, L.P., its general partner

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By: Columbia Capital Equity Partners (Cayman) III, LTD, its general partner

By: Columbia Capital Equity Partners III, L.P., its sole shareholder

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

[Signature Page to First Amendment to Stockholders Agreement]

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By: Columbia Capital Equity Partners III, L.P., its general partner

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL INVESTORS III, LLC

By: Columbia Capital Equity Partners III, L.P., its managing member

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, LLC

By: Columbia Capital Equity Partners III, L.P., its managing member

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

M/C VENTURE PARTNERS V, L.P.

By: M/C VP V, LLC, its general partner

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

M/C VENTURE PARTNERS VI, L.P.

By: M/C VP VI, LLC, its general partner

By: M/C Venture Partners, LLC, its general partner

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

[Signature Page to First Amendment to Stockholders Agreement]

M/C VENTURE INVESTORS, L.L.C.

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

CHESTNUT VENTURE PARTNERS, L.P.

By: Chestnut Street Partners, Inc., its general partner

By:	/s/ David D. Croll
Name:	David D. Croll
Title:	President

CORELINK DATA CENTERS, LLC

By: M/C VP VI, LLC, its general partner

By: M/C Venture Partners, LLC, its general partner

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

OAK INVESTMENT PARTNERS, XII, LIMITED PARTNERSHIP

By: Oak Associates XII, LLC, its general partner

By:	/s/ Edward F. Glassmayer
Name:	Edward F. Glassmayer
Title:	Managing Partner

[Signature Page to First Amendment to Stockholders Agreement]

CENTENNIAL VENTURES VII, L.P.

By: Centennial Holdings VII, LLC, it general partner

By:	/s/ Steven C. Halstedt
Name:	Steven C. Halstedt
Title:	Managing Director

CENTENNIAL ENTREPRENEURS FUND VII, L.P.

By: Centennial Holdings VII, LLC, it general partner

By:	/s/ Steven C. Halstedt
Name:	Steven C. Halstedt
Title:	Managing Director

[Signature Page to First Amendment to Stockholders Agreement]

CHARLESBANK EQUITY FUND VI, LIMITED PARTNERSHIP

By: Charlesbank Equity Fund VI GP, Limited Partnership, its general partner

By: Charlesbank Capital Partners, LLC, its general partner

By:	/s/ Michael Choe
Name:	Michael Choe
Title:	Managing Director

By:	/s/ Joshua A. Klevens
Name:	Josh Klevens
Title:	Managing Director

CB OFFSHORE EQUITY FUND VI, L.P.

By: Charlesbank Equity Fund VI GP, Limited Partnership, its managing general partner

By: Charlesbank Capital Partners, LLC, its general partner I

By:	/s/ Michael Choe
Name:	Michael Choe
Title:	Managing Director

By:	/s/ Joshua A. Klevens
Name:	Josh Klevens
Title:	Managing Director

[Signature Page to First Amendment to Stockholders Agreement]

CHARLESBANK EQUITY COINVESTMENT FUND VI, LIMITED PARTNERSHIP

By: Charlesbank Equity Fund VI GP, Limited Partnership, its general partner

By: Charlesbank Capital Partners, LLC, its general partner

By:	/s/ Michael Choe
Name:	Michael Choe
Title:	Managing Director

By:	/s/ Joshua A. Klevens
Name:	Josh Klevens
Title:	Managing Director

CHARLESBANK COINVESTMENT PARTNERS, LIMITED PARTNERSHIP

By: Charlesbank Capital Partners, LLC, its general partner

By:	/s/ Michael Choe
Name:	Michael Choe
Title:	Managing Director

By:	/s/ Joshua A. Klevens
Name:	Josh Klevens
Title:	Managing Director

[Signature Page to First Amendment to Stockholders Agreement]

MORGAN STANLEY PRIVATE MARKETS FUND IV LP

By: Morgan Stanley PMF IV GP LP, its general partner

By: Morgan Stanley Alternative Investments LLC, its general partner

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

VIJVERPOORT HUIZEN C.V.

By: Morgan Stanley Alternative Investment Partners LP, its general partner

By: Morgan Stanley AlP GP LP, its general partner

By: Morgan Stanley Alternative Investments LLC, its general partner

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

GTB CAPITAL PARTNERS LP

By: GTB Capital Partners GP LP, its general partner

By: Morgan Stanley Alternative Investments LLC, its general partner

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

[Signature Page to First Amendment to Stockholders Agreement]

DELTA-V CAPITAL 2011, LP

By: Delta-v Capital 2011 Holdings, LP, its general partner

By: Delta-v Capital 2011 Holdings, LLC, its general partner

By:	/s/ Rand Lewis
Name:	Rand Lewis
Title:	Managing Director

[Signature Page to First Amendment to Stockholders Agreement]

GTCR FUND X/A LP

By: GTCR Partners X/A&C LP, its general partner

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

GTCR FUND X/C LP

By: GTCR Partners X/A&C LP, its general partner

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

GTCR CO-INVEST X LP

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

[Signature Page to First Amendment to Stockholders Agreement]

GTCR INVESTORS (CII) LP

By: GTCR Partners X/A&C LP, its general partner

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

[Signature Page to First Amendment to Stockholders Agreement]

DAN CARUSO BEAR EQUITY, LLC BEAR INVESTMENTS, LLLP VP HOLDINGS, LLC
DPC PAPA BEAR ENTERPRISES LLC

By:	/s/ Dan Caruso
Name:Dan Caruso

KEN DESGARENNES TABLEROCK INVESTMENTS, LLC TABLEROCK INVESTMENTS II, LLC

By:	/s/ Ken desGarennes
Name: Ken desGarennes

JOHN SCARANO ESU INVESTMENTS, LLC SCARANO 2014 GRAT #1

By:	/s/ John Scarano
Name: John Scarano

MATT ERICKSON MRE 2014 GRAT

By:	/s/ Matt Erickson
Name: Matt Erickson

[Signature Page to First Amendment to Stockholders Agreement]

CHRIS MORLEY
MANGO 2014 GRANTOR RETAINED
ANNUITY TRUST
MANGO HOLDINGS, LLC

By:	/s/ Chris Morley
Name: Chris Morley

DAVID HOWSON
BON FAMILLE 2014 IRREVOCABLE TRUST

By:	/s/ David Howson
Name: David Howson

GLENN RUSSO
GSR 2014 GRAT

By:	/s/ Glenn Russo
Name: Glenn Russo

SANDI MAYS

/s/ Sandi Mays

CHRIS MURPHY
CHRISTOPHER G. MURPHY 2014 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Chris Murphy
Name: Chris Murphy

[Signature Page to First Amendment to Stockholders Agreement]

JASON TIBBS

/s/ Jason Tibbs

JAMES NOLTE

/s/ James Nolte

SCOTT BEER

/s/ Scott Beer

TIM GENTRY

/s/ Tim Gentry

GREG HADLOCK

/s/ Greg Hadlock

FRITZ HENDRICKS

/s/ Fritz Hendricks

[Signature Page to First Amendment to Stockholders Agreement]

GILLIS CASHMAN

/s/ Gillis Cashman

STEPHANIE COPELAND

/s/ Stephanie Copeland

STEPHANIE COMFORT

/s/ Stephanie Comfort

RICK CONNOR

/s/ Rick Connor

DON GIPS

/s/ Don Gips

LINDA ROTTENBERG

/s/ Linda Rottenberg

[Signature Page to First Amendment to Stockholders Agreement]

EXHIBIT A

ELIGIBLE SECURITIES TO BE RELEASED AT EACH RELEASE DATE

			Release Date Eligible Transfers
	Restricted Shares Beneficially Owned at 9/11/15	Release of Equity Securities under the Alternative Transfer Protocol	November 15, 2015 10%	February 16, 2016 20%	May 16, 2016 20%	September 16, 2016 25%	October 23, 2016 25%
Columbia Capital	21,288,606	2,681,096	1,860,751	3,721,502	3,721,502	4,651,878	4,651,878
M/C Partners	20,997,419	2,644,834	1,835,259	3,670,517	3,670,517	4,588,146	4,588,146
Oak Investment Partners	22,446,773	2,899,556	1,954,722	3,909,443	3,909,443	4,886,804	4,886,804
Battery Ventures	12,373,981	1,533,366	1,084,062	2,168,123	2,168,123	2,710,154	2,710,154
Investment Funds affiliated with Centennial Ventures	7,344,356	944,701	639,966	1,279,931	1,279,931	1,599,914	1,599,914
Charlesbank Capital Partners	19,832,868	2,538,051	1,729,482	3,458,963	3,458,963	4,323,704	4,323,704
Portfolios managed by Morgan Stanley Alternative Investment Partners	6,714,590	867,355	584,724	1,169,447	1,169,447	1,461,809	1,461,809
Delta V	492,634	59,406	433,228
GTCR	45,654,305	4,811,907	4,084,240	8,168,480	8,168,480	10,210,600	10,210,600
Dan Caruso	9,577,135	954,524	862,261	1,724,522	1,724,522	2,155,653	2,155,653
Rick Connor	146,228	16,750	129,478
Don Gips	20,583	1,808	18,775
Linda Rottenberg	19,273	1,524	17,749
Stephanie Comfort	21,866	1,926	19,940
Ken desGarennes	2,607,643	276,449	500,000	500,000	500,000	582,799	248,396
Matt Erickson	1,055,319	109,866	500,000	445,453
Chris Morley	641,036	67,860	500,000	73,176
Stephanie Copeland	129,668	13,626	116,042
Other current and former Management	3,675,795	390,643	3,285,152
John Scarano	2,205,746	237,384	500,000	500,000	500,000	468,362
All Shareholder Agreement Participants	177,245,824	21,052,632	20,655,828	30,789,558	30,270,929	37,639,821	36,837,056